Exhibit 99.1

TechTeam Global, Inc. IT and Business Process Outsourcing solutions Global provider of Revised February 21, 2005

Safe Harbor Statement This presentation may contain "forward-looking statements" regarding TechTeam's business and growth strategies, including statements regarding TechTeam's objectives, expectations, intentions, beliefs or strategies, or statements containing words such as "believe," "project," "expect," "intend," "may," "anticipate," "plans," "seeks," or similar expressions. It is important to note that TechTeam's actual results could differ materially from those in such forward-looking statements, and undue reliance should not be placed on such statements. Among the important factors that could cause such actual results to differ materially are (i) difficulties or delays in implementing TechTeam's service offerings, (ii) failure to achieve sales, marketing and other objectives, (iii) rapid technological change, (iv) loss of significant customers, (v) risks inherent in conducting business abroad, (vi) inability of the company to execute its acquisition strategy, and (vii) other risk factors listed from time to time in TechTeam's registration statements and reports as filed with the U.S. Securities and Exchange Commission. All forward-looking statements which may be contained in this presentation are made as of February 21, 2005, and TechTeam undertakes no obligation to update any such forward-looking statements.

Company Profile A global provider of IT and business process outsourcing solutions to Fortune 1000 corporations, government agencies, and service organizations. Ability to integrate computer services into a flexible, total single-point-of-contact solution is a key element of TechTeam's success. A strong commitment to quality. TechTeam has been delivering IT service solutions for over 25 years. Partnerships with some of the best-in-class companies provide TechTeam with unparalleled experience in providing IT support solutions: Help desk/call center services Professional services/systems integration Technical staffing Training programs

Key Competitive Strengths Internationally Recognized Client Base affording significant growth potential and highly respected references. Multiple Service Offerings that provide expanded business opportunities with existing clients for new services. Technically Proficient Employee Base that enables the Company to compete more effectively for sophisticated IT support services. Recognition for Delivery of Quality Services in the form of ISO 9001:2000 certification, the international standard for quality assurance and operating consistency. Advanced Technology Infrastructure featuring state-of-the-art call centers that enable the Company to maintain a leading position as a provider of IT support services. Strong Financial Position and Solid Balance Sheet.

TechTeam's Clients

TechTeam

TechTeam's Key Client Programs

Client	Since	Support Services Provided	Users or Volume	Locations
Ford	1979	Global, multilingual support for corporate proprietary and standard applications.	169,000 users	Global
DAIMLERCHRYSLER	1994	Corporate desktop training, technical staffing, and help desk support projects.	25,000 users	North America and Europe
John Deere	1998	Corporate support for proprietary and standard software packages.	16,000 internal users 8,000 suppliers	80+% of all North American operations and partnerships with Australia and Europe
Liberty Mutual.	1997	Corporate support for proprietary and standard applications.	38,000 users	800 North American locations
ups	1997	Support for all e-business applications (customer automation software and hardware).	All UPS automated customers in Europe	15 countries 11 languages
DELL	1999	PC scheduling and deployment services.	25,000+ systems per year	U.S. locations
Schering-Plough	2000	Global, multilingual support on IT infrastructure and proprietary clinical applications.	12,000 users	Global 5 languages
	2000	Pan-European, multilingual government information service for all European citizens.	380 million European Citizens	25 countries 20 languages
you can Canon	2001	Web Self Service solution in combination with Pan-European help desk service for over 5,000 products.	All Canon consumers in Europe	13 countries 9 languages
ESSILOR	2002	Support Portal on-line e-support and/or agent-assisted support delivered by TechTeam from its Brussels Support Center. Went live in March 2003.	8,000 users growing to 13,000 users	Global (facilities in 42 countries) 3 languages
proximus	2004	CRM support for all of Proximus' cellular customers.	4 million European users	3 countries 2 languages

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What We Do Service Offerings • Help Desk and Call Center Services • Professional Services/Systems Integration • Technical Staffing • Training Programs Industries Served • Government • Automotive • Manufacturing • Insurance • Financial Services • Hospitality, Retail, and Foodservice • Consumer Products • Pharmaceuticals • High Technology Parcel Service and Logistics Delivery Methods • Managed Services • Outsourced • Co-Sourced • Project-Based

Single Point of Contact Solutions Help Desk/Call Center Services Multilingual Help Desk Support 24x7x365 Global Coverage Integrated Technology Platform Professional Services/ Systems Integration Network Design, Implementation, and Management Deployments and Upgrades Asset Lifecycle Management Procurement and Leasing Technical Staffing Systems Design/Analysis Programming Network Support Program/Project Management Networking Technical Support Training Programs Customized End User Programs Technical Programs Web-based Training Single Point of Contact

TechTeam's Core Strategic Benefit TechTeam's value proposition provides: TechTeam's core strategic benefit to customers is our ability to provide the best value proposition in the industry!

FLEXIBILITY QUALITY LOW COST TechTeam's Value Proposition CUSTOMER SATISFACTION Empowered, Flat Management Structure Low Operating Cost Model Cost-Effective Pricing Financially Profitable and Strong Balance Sheet ISO Certified Service Provider Since 1995 Use of Best Practices Continuous Process Improvement Creates Long-Term Client Loyalty Low Risk - Proven Solutions Innovative Pricing Models SPOC Model Provides the Ability to Integrate all Service Lines 20 Years of Experience with Some of the World's Most Demanding Customers Innovative Resource Management Methodology Adding Value for Our Customers Meeting and Exceeding Service Level Agreements Delivering Innovative Cost-Effective Solutions Account Management Methodology Employee Retention and Career Development

The Market

Technical Support and Help Desk Outsourcing Market Source: International Data Corporation (IDC) 2004 2007 BPO 16 21.5 International Data Corporation (IDC) predicts that the compounded annual growth rate (CAGR) for help desk outsourcing over the next five years will be 11.2%. According to IDC, the market for technical support and help desk business process outsourcing is expected to grow from $16.0 billion in 2004 to $21.5 billion in 2007. Projected Growth in Technical Support and Help Desk Outsourcing (in billions)

Technical Support and Help Desk Market 2002 2003 2004 2005 2006 2007 Technical Support 10.7 11.3 12.1 13.2 14.6 15.9 Help Desk Support 3.3 3.6 3.9 4.4 5 5.6 Total 14 14.8 16 17.6 19.6 21.5 Source: International Data Corporation (IDC) (in billions)

Operations

TechTeam Global and Subsidiaries TechTeam Global, Inc. (Southfield, Michigan; Dearborn, Michigan; and Davenport, Iowa) TechTeam Cyntergy, LLC (Southfield, Michigan) TechTeam Global, NV/SA (Brussels, Belgium) TechTeam Global, AB (Gothenberg, Sweden) TechTeam Global, Ltd. (Uxbridge, United Kingdom) TechTeam Global, GmbH (Cologne, Germany) TechTeam Global, SRL (Bucharest, Romania) TechTeam A.N.E., NV/SA (Gent, Belgium) Digital Support Corporation (Chantilly, Virginia; Germantown, Maryland; and Portsmouth, Rhode Island) Sytel, Inc. (Bethesda, Maryland and Herndon, Virginia) ....working together to provide a total solution for our customers.

TechTeam's Global Presence


Edmonton, AB Canada
Davenport, IA
Chicago, IL
Detroit, MI
Portsmouth, RI
Omaha, NE
Colorado Springs, CO
Edison, NJ
Henderson, NV
Germantown, MD
Baltimore, MD
Irvine, CA
Nashville, TN
Washington, DC
Chantilly, VA
Mesa, AZ
Irving, TX
Greenville, SC
Tampa, FL
Gothenburg, Sweden
Uxbridge, England
Cologne, Germany
Gent, Belgium
Brussels, Belgium
Bucharest, Romania

TechTeam's Locations Gothenburg, Sweden Cologne, Germany Bucharest, Romania Davenport, Iowa Dearborn, Michigan World Headquarters - Southfield, Michigan

Financials

Between January 1, 2002 and December 31, 2004, TEAM rose from $3.05 to $10.17, or 233%, outperforming some of the largest companies in its peer group - Ciber (CBR), Compuware (CPWR), Convergys (CVG), EDS (EDS), IBM (IBM), Keane (KEA), Sykes (SYKE), and TeleTech (TTEC) - and outperforming the Russell 2000 Stock Index by 200%. TEAM Stock Performance, 2002-2004

TEAM Stock Performance, 2004 Of the 3,069 companies traded on NASDAQ and that were listed on or prior to January 2, 2004, TEAM had the 618th best price performance for the year. This placed TEAM in the top 20% of all NASDAQ-listed companies. Of the 890 companies traded on NASDAQ and that were listed on or prior to January 2, 2004, and are classified as belonging to the "Information Technology" sector, TEAM had the 146th best price performance for the year. This placed TEAM in the top 16% of all NASDAQ-listed companies. Source: FactSet Research Systems, Inc., 1/7/2004.

Highlights - 2004 TechTeam Reported: Revenue of $128.0 million, up 49.1% from 2003. Record operating income of $6.55 million, or, 5.1% of revenue. Record net income of $4.73 million, or, 3.7% of revenue. Record EPS of $0.49. Return on average equity of 7.4%. EBITDA of $11.3 million, or, 8.8% of revenue. Operating cash flow of $10.0 million, or, 7.8% of revenue. CapEx of $2.47 million. Free cash flow of $7.57 million, or, 5.9% of revenue.

Highlights - 2004 (cont'd.) As of December 31, 2004, TechTeam had: Cash and equivalents of $40.4 million, or, $4.61 per common share. Net current assets of $6.40 per share. Book value of $7.60 per common share. Tangible book value of $6.64 per common share, 87% of GAAP book value. 8,767,037 common shares outstanding. 9,593,836 fully-diluted shares outstanding. Other Strengths: 90% of 2004 total revenue was delivered under long-term contract; a highly-recurring revenue stream. 95+% of 2004 total global revenue was "naturally" hedged.

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 Revenue 20.7 21.3 21.9 21.9 30.2 30.5 34 33.3 2003 - 2004 Financials Revenue (in millions) 2003 = $ 85.8 million 2004 = $128.0 million

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 Revenue 1185 566 1125 1852 2040 2769 3268 3277 2003 - 2004 Financials EBITDA (in thousands) 2003 = $ 4,728 2004 = $11,303

1999 2000 2001 2002 2003 2004 6.4 10.2 11.7 17.2 27.9 41.2 TechTeam Europe's Total Revenue From 1999 - 2004, the compounded annual growth rate (CAGR) for TechTeam Europe was 45.1%. (in millions)

As of February 2004, at $11.00 per share, TEAM's Fully-diluted market capitalization is approximately $106 million. Net cash position is approximately $25 million. Enterprise value ("EV") is approximately $81 million. EV/LTM1 EBITDA ratio is 7.2. EV/ALSM2 EBITDA ratio is 6.2. EV/PFALSM3 EBITDA ratio is 5.1. P/E ratio is 22.4. ALSM P/E ratio is 17.2. TEAM Valuation 1Latest twelve months (1/04-12/04). 2Annualized latest six months ("ALSM") (7/04-12/04) 3Pro-forma ALSM, or ALSM EBITDA + Sytel's 2004 EBITDA of $2.85 million (unaudited). Sytel also reported 2004 revenue of $28.8 million (unaudited)

Industry Comparables 1Sources: FactSet; Piper Jaffray & Co. Services Update, February 7, 2005. 2Annualized latest six months (ALSM). 3ALSM + 2004 Sytel EBITDA. Sector LTM P/E Ratio EV/LTM EBITDA (pro-forma) 2 5.13 TechTeam Global TechTeam Global (pro-forma) 22.4 17.2 7.2 5.1 1 3 2

Growth Strategy and Summary

TechTeam's Growth Strategy Further penetrate existing clients, attract new clients, and extend service lines. Leverage technology and training to produce higher margins. Expand globally and increase off-shore delivery capabilities - Romania, China, South America, and the Far East. Pursue selective, accretive acquisitions, joint ventures, and alliances. Continue a strong commitment to provide quality service, backed by industry-recognized certifications (ISO 9001, ITIL, etc.). Develop and grow a technically proficient employee base, concentrate on employee retention and career pathing.

IDEAS that work SOLUTIONS that last TechTeam is on the move!

Appendices

Romania Form of Government: Republic Population: 23,000,000 Capital: Bucharest - Population 2,300,000 International Airport: Bucharest Rich and high quality education system with 185 universities Common language skills: English, French, German, Italian, Spanish (comprises 80% of European customer base) Romania is poised to join the European Union by 2007 US Most Favored Nation trade status NATO membership in the pipeline Time zone compatible with Western-Europe (+1h vs. Brussels)

Between January 1 and December 31, 2004, TEAM rose from $7.00 to $10.17, or 45.3%, outperforming some of the largest companies in its peer group - Ciber (CBR), Compuware (CPWR), Convergys (CVG), EDS (EDS), IBM (IBM), Keane (KEA), Sykes (SYKE), and TeleTech (TTEC) - and outperforming the Russell 2000 Stock Index by 29.3%. TEAM Stock Performance, 2004

Highlights - July-December 2004 TechTeam Reported: Revenue of $67.3 million, up 53.5% from 2003. Operating income of $3.55 million, or, 5.2% of revenue. Net income of $2.94 million, or, 4.4% of revenue. EPS of $0.32. Return on average equity of 9.5% (annualized). EBITDA of $6.50 million, or, 9.7% of revenue.

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 Revenue 0.226 0.206 0.21 0.192 0.237 0.262 0.232 0.227 2003 - 2004 Financials Gross Profit Margin (percent) 2003 = 20.8% 2004 = 23.9% 10% 15% 20% 25% 30% 5% 0%

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 Revenue 0.225 0.248 0.215 0.185 0.196 0.205 0.17 0.183 2003 - 2004 Financials SG&A Expense as Percent of Revenue 30% 20% 10% 0% 2003 = 21.8% 2004 = 18.8% 40%

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 Revenue 35 -895 -109 158 1251 1746 2112 1438 2003 - 2004 Financials Operating Income (in thousands) 2003 = ($ 811) 2004 = $6,547

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 Revenue 59 -1424 -431 750 624 1077 1518 1506 2003 - 2004 Financials Net Income (in thousands) 2003 = ($1,046) 2004 = $4,725

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 Revenue 0.057 0.027 0.051 0.084 0.068 0.091 0.096 0.097 2003 - 2004 Financials EBITDA as a Percent of Revenue 2003 = 5.5% 2004 = 8.8%

Revenue Diversification Help Desk/Call Center 76.8% Systems Integration 9.3% Technical Staffing 10.3% Total 2003 revenue: $88.1 million Systems Integration 33.3% Total 2004 revenue: $128.5 million Help Desk/Call Center 60.1% 2003 2004

Summary of Operating Segments (Including results of Sytel, Inc. for 2004) (in millions)

Diversified IT Services/IT Outsourcing Government Technology Services IT Consulting Systems Integration Staffing Learning Services 0.493 0.326 0.131 0.048 0.004 Percent of Totals Diversified IT Services/IT Outsourcing 49.3% Government Technology Services 33.2% Learning Services 0.4% Year ended December 31, 2004 (including Sytel) Staffing 4.8% Revenue Diversified IT Services/IT Outsourcing 64.1% IT Consulting & Systems Integration 12.4%

Reconciliation of Operating Income to EBITDA (2004) (in thousands) 1 1